UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 16, 2003

PLX TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-25699	94-3008334
(Commission File Number)	(I.R.S. Employer Identification No.)

870 Maude Avenue, Sunnyvale, California 94085
(Address of Principal Executive Offices) (Zip Code)

(408) 774-9060
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description

99.1	Press Release issued by PLX Technology, Inc. dated July 16, 2003.

Item 9. Regulation FD Disclosure.

This information, furnished under this “Item 9. Regulation FD Disclosure,” is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” in accordance with the Securities and Exchange Commission Release No. 33-8216.

On July 16, 2003, PLX Technology, Inc. issued a press release announcing preliminary earnings results for the second quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLX TECHNOLOGY, INC.

By: /s/ Rafael Torres

Rafael Torres
Vice President, Finance, Chief Financial
Officer and Secretary

Date: July 16, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by PLX Technology, Inc. dated July 16, 2003.